Effective May 1, 2011, the sub-section entitled “Portfolio Manager(s)” beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Portfolio Manager(s)

Portfolio Manager	Since	Title
David P. Cole	2006	Investment Officer of MFS
William J. Adams	May 2011	Investment Officer of MFS
Matthew W. Ryan	2005	Investment Officer of MFS

Effective May 1, 2011, the sub-section entitled “Portfolio Manager(s)” beneath the main heading "Management of the Fund" is restated in its entirety as follows:

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
David P. Cole	Lead Portfolio Manager	Employed in the investment area of MFS since 2004
William J. Adams	High Yield Corporate Debt Securities Portfolio Manager	Employed in the investment area of MFS since 2009; Credit Analyst at MFS from 1997 to 2005
Matthew W. Ryan	Emerging Markets Debt Securities Portfolio Manager	Employed in the investment area of MFS since 1998